Other non-current assets	12 Months Ended
Dec. 31, 2023
Miscellaneous non-current assets [abstract]
Other non-current assets

24. Other non-current assets

	2023 £m	2022 £m
Amounts receivable under insurance contracts	854	857
Pension schemes in surplus	634	229
Other receivables	96	108
	1,584	1,194
Amounts receivable under insurance contracts are held at cash surrender value with movements through profit or loss.
Within the other receivables of £96 million (2022: £108 million), £27 million (2022: £34 million) is classified as financial assets of which £18 million (2022: £13 million) is classified as fair value through profit or loss. On the remaining balance of £9 million
(2022: £21 million), the expected credit loss allowance was immaterial at 31 December 2023 and 2022.
Other receivables include £7 million relating to carbon-based nature removal projects (2022: £2 million).